                                                                 Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

  Distribution Date:  November 26, 2001
  (i)    Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                     $38,025,059.65
                   --------------------
                  ($    0.0001358     , per $1,000 original principal amount of the Notes)
                   --------------------
  (ii)   Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                         $0.00
                   --------------------
                  (      $ -         , per $1,000 original principal amount of the Notes)
                   --------------------
  (iii)  Amount of principal being paid or distributed in respect of the Class M Notes:
                         $0.00
                   --------------------
                  (      $ -         , per $1,000 original principal amount of the Notes)
                   --------------------
  (iv)   Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                     $1,171,618.55
                   --------------------
                  ($    0.0000042     , per $1,000 original principal amount of the Notes)
                   --------------------
  (v)    Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                     $6,228,602.43
                   --------------------
                  ($    0.0000100     , per $1,000 original principal amount of the Notes)
                   --------------------
  (vi)   (a)  Amount of interest being paid or distributed in respect of the Class M Notes:
                     $  305,039.58
                   --------------------
                  ($    0.0000102     , per $1,000 original principal amount of the Notes)
                   --------------------
         (b)  Amount of interest being paid or distributed in respect of the Class M Strip:
                     $   14,408.33
                   --------------------
                  ($    0.0000005     , per $1,000 original principal amount of the Notes)
                   --------------------
  (vii)  Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
         (1)  Distributed to Class A-1 Noteholders:
                         $0.00
                   --------------------
                  ($       -         , per $1,000 original principal amount of the Notes)
                   --------------------

         (2)  Distributed to Class A-2 Noteholders:
                         $0.00
                   --------------------
                  ($       -         , per $1,000 original principal amount of the Notes)
                   --------------------
         (3)  (a)  Distributed to Class M Noteholders:
                         $0.00
                   --------------------
                  ($       -         , per $1,000 original principal amount of the Notes)
                   --------------------
              (b)  Distributed to Class M Strip:
                         $0.00
                   --------------------
                     $       -         , per $1,000 original principal amount of the Notes)
                   --------------------
         (4)  Balance on Class A-1 Notes:
                         $0.00
                   --------------------
                  ($       -         , per $1,000 original principal amount of the Notes)
                   --------------------
         (5)  Balance on Class A-2 Notes:
                         $0.00
                   --------------------
                  ($       -         , per $1,000 original principal amount of the Notes)
                   --------------------

                                Page 5 of 8 pages

         (6)  (a)  Balance on Class M Notes:
                         $0.00
                   --------------------
                  ($       -         , per $1,000 original principal amount of the Notes)
                   --------------------
              (b)  Balance on Class M Strip:
                         $0.00
                   --------------------
                  ($       -         , per $1,000 original principal amount of the Notes)
                   --------------------
  (viii) Payments made under the Cap Agreement on such date: November 23, 2001
                                                             ------------------
                  (    $0.00                  with respect to the Class A-1 Notes,
                   --------------------
                  (    $0.00                  with respect to the Class A-2 Notes,
                   --------------------
                  (    $0.00                  with respect to the Class M Notes,
                   --------------------
  (ix)   Pool Balance at end of related Collection Period: $804,207,933.89
                                                           ---------------
  (x)    After giving effect to distributions on this Distribution Date:
         (a)  (1)  Outstanding principal amount of Class A-1 Notes:   $84,189,165.26
                                                                      ---------------
              (2)  Class A-1 Note Pool Factor:    0.30067559
                                               -------------
         (b)  (1)  Outstanding principal amount of Class A-2 Notes:   $625,000,000.00
                                                                      ---------------
              (2)  Class A-2 Note Pool Factor:   1.00000000
                                               --------------
         (c)  (1)  Outstanding principal amount of Class M Notes:      $30,000,000.00
                                                                      ---------------
              (2)  Class M Note Pool Factor:      1.00000000
                                                -------------
         (d)  (1)  Outstanding principal amount of Certificates:       $65,000,000.00
                                                                      ---------------
              (2)  Certificate Pool Factor:       1.00000000
                                                  -----------
  (xi)   Note Interest Rate for the Notes:
         (a)  In general
              (1)  Three-Month Libor was
                       3.5125000% for the current period
                   --------------
              (2)  The Student Loan Rate was:   Not Applicable  (1)
                                                -------------------
         (b)  Note Interest Rate for the Class A-1 Notes:   3.7925000%  (Based on 3-Month LIBOR)
                                                          ------------
         (c)  Note Interest Rate for the Class A-2 Notes:   3.9425000%  (Based on 3-Month LIBOR)
                                                          -------------
         (d)  Note Interest Rate for the Class M Notes:     4.2125000%  (Based on 3-Month LIBOR)
                                                          -------------
  (xii)  (a)  Amount of Master Servicing Fee for  related Collection Period:  $1,021,955.33
                                                                             -------------
                     $  0.000003650    , per $1,000 original principal amount of the Class A-1 Notes.
                   --------------------
                     $  0.000001635    , per $1,000 original principal amount of the Class A-2 Notes.
                   --------------------
                     $  0.000034065    , per $1,000 original principal amount of the Class M Notes.
                   --------------------
  (xiii)      Amount of Administration Fee for related Collection Period:    $3,000.00
                                                                             --------
                     $  0.000000011    , per $1,000 original principal amount of the Class A-1 Notes.
                   --------------------
                     $  0.000000005    , per $1,000 original principal amount of the Class A-2 Notes.
                   --------------------
                     $  0.000000100    , per $1,000 original principal amount of the Class M Notes.
                   --------------------
  (xiv)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:      $86,434.67
                                                                                           ------------------

         (b)  Delinquent Contracts                       # Disb.           %            $ Amount           %
                                                         -------          ---           --------          ---
              30-60 Days Delinquent                       1,568          1.87%         $14,964,219       2.85%
              61-90 Days Delinquent                         798          0.95%         $ 7,417,963       1.41%
              91-120 Days Delinquent                        493          0.59%         $ 4,842,814       0.92%
              More than 120 Days Delinquent                 750          0.89%         $ 8,255,868       1.57%
              Claims Filed Awaiting Payment                 550          0.66%         $ 4,994,458       0.95%
                                                   --------------     -----------    --------------      -----
                 TOTAL                                    4,159          4.96%         $ 40,475,321      7.71%

  (xv)   Amount in the Prefunding Account:            $0.00
         -------------------------------------------------------------
  (xvi) Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                 Subsequent Pool Student Loans:               0.00

      (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

                                Page 6 of 8 pages